EXHIBIT 99.1

ITT Announces Sale of Subsidiary Holding Legacy Liabilities to
Delticus, an Affiliate of Warburg Pincus

■Divests all asbestos obligations and related insurance assets
■Stronger annual free cash flow generation from removal of asbestos-related payments
■Focused on core business and accelerating capital deployment

White Plains, N.Y., July 1, 2021 – ITT Inc. (NYSE: ITT) today announced that it has divested InTelCo Management LLC (“InTelCo”), a wholly owned subsidiary that holds long-term liabilities including asbestos liabilities and related insurance assets, to Delticus HoldCo, L.P. (“Delticus”), a corporate liability consolidation vehicle and portfolio company of Warburg Pincus LLC, a leading global private equity firm.
“Today’s announcement represents the culmination of our multi-year strategy to reduce ITT’s legacy liability profile,” said Luca Savi, ITT President and CEO. “This transaction, along with our successful U.S. pension plan termination executed in October 2020, position us very favorably for future growth and capital flexibility.”
Savi continued, “The transaction allows ITT to permanently divest its legacy asbestos liabilities and transfer these to a high-quality partner in Delticus. ITT will operate with a simplified and well-capitalized balance sheet, a heightened focus on our core business, including our sustainability initiatives, and without the risks and management time required to manage long-term asbestos liabilities. Going forward ITT will be able to more effectively invest capital and future cash flows into product innovation and organic and inorganic growth initiatives.”
The estimated impact of the divesture will be a one-time after-tax loss of approximately $27 million to be recorded in the second quarter of 2021 and excluded from adjusted earnings per share.
Transaction Overview
Delticus has acquired 100% of the equity of InTelCo, which indemnifies ITT for all legacy asbestos liabilities. At closing, ITT contributed approximately $398 million in cash to InTelCo. As a result of the transaction, ITT removed all asbestos obligations, related insurance assets and associated deferred tax assets from the company’s consolidated balance sheet.
Delticus will assume the operational management of InTelCo, including the administration of all the asbestos claims and collection of existing insurance policy reimbursements.
Evercore acted as exclusive financial advisor to ITT in connection with the transaction, and Simpson Thacher & Bartlett LLP served as its legal counsel. Jefferies acted as exclusive financial advisor to Delticus, and Kirkland & Ellis LLP served as its legal counsel.
Background on InTelCo
In 2016, ITT established InTelCo Management LLC through a corporate reorganization to hold all of the ITT LLC and Goulds Pumps LLC legacy asbestos liabilities and related insurance assets. The reorganization allowed ITT to more efficiently manage liabilities and insurance assets under a single, well-capitalized entity with its own focused management team. The InTelCo team

EXHIBIT 99.1
has extensive experience leading litigation defense and insurance litigation and recovery and will continue in its current capacity as part of Delticus. This structure will provide significant operational and financial efficiencies following the sale.
About Delticus
Delticus is a leading institutionally capitalized corporate liability consolidation vehicle, focused on acquiring and managing long-tail legacy corporate liabilities of various forms. Headquartered in Wilmington, DE but operating globally, Delticus offers holders of various forms of corporate liabilities a full risk transfer through an outright corporate sale. Delticus is a portfolio company of Warburg Pincus, a leading global private equity firm, with a 30+ year track record in financial services investing. For more information, please visit www.delticusgroup.com.
About ITT
ITT is a diversified leading manufacturer of highly engineered critical components and customized technology solutions for the transportation, industrial, and oil and gas markets. Building on its heritage of innovation, ITT partners with its customers to deliver enduring solutions to the key industries that underpin our modern way of life. ITT is headquartered in White Plains, N.Y., with employees in more than 35 countries and sales in approximately 125 countries.

Investor Contact
Mark Macaluso
+1 914-641-2064
mark.macaluso@itt.com

Delticus Group
Press@DelticusGroup.com

EXHIBIT 99.1
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